UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 12, 2023
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ROOT, INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39658	84-2717903
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 E. Rich Street, Suite 500 Columbus, Ohio		43215
(Address of Principal Executive Offices)		(Zip Code)
(866) 980-9431
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	ROOT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 12, 2023, Megan Binkley, 39, was appointed Chief Financial Officer and Treasurer of Root, Inc. (the “Company”). Ms. Binkley has been the Interim Chief Financial Officer and Treasurer of the Company since March 1, 2023. Ms. Binkley previously served as the Company’s Deputy Chief Financial Officer, effective November 2022 and Chief Accounting Officer from April 2019 to November 2022, and has served as the Company’s principal accounting officer since April 2019. Prior to joining the Company, Ms. Binkley held roles of increasing responsibility at KPMG LLP, a public accounting firm, from September 2007 until March 2019, at which time she was a senior manager. As Chief Financial Officer and Treasurer, Ms. Binkley will serve as the Company’s principal financial officer and also will continue to serve as the Company’s principal accounting officer.

In connection with the promotion of Ms. Binkley, a committee of the Company’s Board of Directors approved an increase in Ms. Binkley’s annual base salary to $425,000, effective March 1, 2023 and a target annual incentive opportunity of 75% of annual base salary under the Company’s annual short-term incentive program. The form of and number of shares subject to future equity awards will be determined in connection with the annual grant cycle by the Compensation Committee of the Company’s Board of Directors in its discretion.

There are no family relationships between Ms. Binkley and any of our directors or executive officers. Except as set forth herein and previously disclosed employment arrangements, there is no arrangement or understanding between Ms. Binkley and any other persons pursuant to which Ms. Binkley was appointed Chief Financial Officer and Treasurer. There are no related party transactions involving Ms. Binkley that are reportable under item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

The Company’s press release announcing the appointment of Ms. Binkley as Chief Financial Officer and Treasurer and other senior management announcements is attached as Exhibit 99.1 hereto and incorporated herein by reference.
The information contained in Item 7.01 of this Form 8-K (including Exhibit 99.1 attached hereto) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits
The following exhibit relating to Item 7.01 shall be deemed to be furnished:

Exhibit No.	Description
99.1	Root, Inc. Press Release Issued May 15, 2023
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROOT, INC.

Dated: May 15, 2023
	By:	/s/ Alexander Timm
Alexander Timm
Chief Executive Officer and Director